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                                                                   Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                                  SECTION 906,
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q/A of Enzon Pharmaceuticals, Inc. (the "Company") for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey H. Buchalter, Chairman, President and Chief Executive Officer of the Company, certify to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


September 28, 2005                          By: /s/Jeffrey H. Buchalter
                                                -------------------------------
                                                Jeffrey H. Buchalter
                                                Chairman, President and
                                                Chief Executive Officer
                                                (Principal Executive Officer)